SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:


[  ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ X ] Definitive Proxy Statement

[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

              FEDERATED MUNICIPAL HIGH YIELD ADVANTAGE FUND, INC.
                (Name of Registrant as Specified In Its Charter)
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[ X ] No fee required.
[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:

      2. Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4. Proposed maximum aggregate value of transaction:

      5. Total fee paid:

[  ]  Fee paid previously with preliminary proxy materials.
[  ]  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
            ____________________________________________________________

      2)    Form, Schedule or Registration Statement No.:
            ____________________________________________________________

      3)    Filing Party:
            ____________________________________________________________

      4)    Date Filed:
            ____________________________________________________________

              FEDERATED MUNICIPAL HIGH YIELD ADVANTAGE FUND, INC.
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 19, 2006

            A special meeting of the shareholders of Federated Municipal High Yield Advantage Fund, Inc. (the "Fund" or "Corporation") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern
Time), on October 19, 2006 to consider proposals:

               (1)To approve or disapprove  a  proposed  Agreement  and  Plan of
                  Reorganization between the Fund and Federated Municipal Securities Income Trust, on behalf of its series, the Federated Municipal High Yield Advantage Fund (the "Reorganized Fund"), whereby the Reorganized Fund would acquire all of the assets (subject to the stated liabilities) of the Fund in exchange for shares of beneficial interest of the Reorganized Fund to be distributed pro rata by the Fund to its shareholders in complete liquidation and dissolution of the Fund.

                (2)To transact such other  business  as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed August 22, 2006 as the record date for determination of shareholders entitled to vote at the meeting.

                                                 By Order of the Board of
                                                 Directors,


                                                 John W. McGonigle
                                                 Secretary


September 13, 2006


YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

SUMMARY OF TERMS

      The following is a brief description of the material terms of the proposed mutual fund reorganization that you are being asked to approve or disapprove as a shareholder of Federated Municipal High Yield Advantage Fund, Inc. Please see the more detailed information that follows this Summary of Terms for a more complete description of the proposed mutual fund reorganization:

   {circle}You are being asked to approve or disapprove a proposed Agreement and Plan of Reorganization between Federated Municipal High Yield Advantage Fund, Inc. (the "Fund"), and Federated Municipal Securities Income Trust ("FMSIT"), on behalf of its series, the Federated Municipal High Yield Advantage Fund (the "Reorganized Fund"), whereby the Reorganized Fund would acquire all of the assets (subject to the stated liabilities) of the Fund in exchange for shares of beneficial interest of the Reorganized Fund to be distributed pro rata by the Fund to its shareholders in complete liquidation and dissolution of the Fund (the "Reorganization"). See the "Notice of Special Meeting of Shareholders," and "Approval of Agreement and Plan of Reorganization" below, for further information.

   {circle}A special meeting of the shareholders  of  the  Fund  will be held on
      October 19, 2006 at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000 at 2:00 p.m. to vote to approve or disapprove the proposed Agreement and Plan of Reorganization. The Board of Directors has fixed August 22, 2006 as the record date for determination of shareholders entitled to vote at the meeting. See the "Notice of Special Meeting of Shareholders," and "About the Proxy Solicitation and the Special Meeting" and "Information About the Fund" below, for further information.

   {circle}As a result of the Reorganization, there  will  be  no changes in the investment adviser ("Adviser"), distributor, administrator, custodian, transfer agent, independent public account firm, trustees, officers or portfolio manager between the Fund and the Reorganized Fund. See "Approval of Agreement and Plan of Reorganization" below for further information.

   {circle}Like the Fund, the Reorganized Fund will have four share classes, which will have front-end sales loads, contingent deferred sales charges, management fees, distribution (12b-1) fees, and expense ratios similar to the Fund. See "Comparison of Share Classes, Loads and Expenses" for further information.

   {circle}The  investment objective, investment strategies, and  risks  of  the
      Reorganized Fund are the same, in all material respects, as the investment objective, investment strategies and risks of the Fund (except that there are certain differences in the investment limitations between the Fund and the Reorganized Fund). Like the Fund, the Reorganized Fund also will be non-diversified. See "Comparison of Investment Objectives, Strategy and Risks" below for further information.

   {circle}The primary difference in investment limitations between the Fund and the Reorganized Fund is the fact that the Reorganized Fund's fundamental investment limitation on "Borrowing Money and Issuing Senior Securities" differs from the Fund's fundamental investment limitation in that the Reorganized Fund's investment limitation permits the Adviser to borrow money and engage in reverse repurchase agreement transactions, including for investment leverage, subject only to the limitations on borrowing under the Investment Company Act of 1940 ("1940 Act"), and to issue senior securities to the maximum extent permitted under the 1940 Act. See "Comparison of Investment Limitations" below for a more complete description of the differences in investment limitations.

   {circle}The Fund is a Maryland corporation.  The Reorganized Fund is a series of FMSIT, which is a Massachusetts business trust. The Reorganization is being proposed to convert the Fund from a Maryland corporation to a series of a Massachusetts business trust in order to eliminate the need to pay Pennsylvania franchise tax. Unlike the Fund, as a portfolio of FMSIT, the Reorganized Fund will not be subject to the Pennsylvania Franchise Tax. Also, due to the differences in investment limitations between the Fund and the Reorganized Fund, after the Reorganization, the Trustees of the Reorganized Fund will have the ability to respond more quickly to changes in competitive and regulatory conditions, which also is expected to allow the Reorganized Fund to operate in a more efficient and economical manner. See "Reasons for the Proposed Reorganizations," "Comparison of Massachusetts and Maryland Law" and "Comparative Information on Shareholder Rights and Obligations" below for further information.

   {circle}If  the  Agreement  and Plan of Reorganization  is  approved  by  the shareholders of the Fund, following the Reorganization, shareholders of the Fund will be shareholders of the Reorganized Fund. The Reorganization is intended to be a tax-free "reorganization" under applicable provisions of the Internal Revenue Code with respect to the Reorganized Fund and the Fund, and the Fund's shareholders. Upon the completion of the Reorganization, the Fund will be deregistered as an investment company under the 1940 Act and its existence terminated under state law. See "Description of the Reorganization Agreement" and "Additional Information Regarding the Reorganization" below for further information.

                               TABLE OF CONTENTS

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING................

APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION....................

   DESCRIPTION OF THE REORGANIZATION AGREEMENT......................

   REASONS FOR THE PROPOSED REORGANIZATION..........................

COMPARISON OF THE FUND AND THE REORGANIZED FUND.....................

   COMPARISON OF INVESTMENT OBJECTIVES, STRATEGY AND RISKS..........

   COMPARISON OF INVESTMENT LIMITATIONS.............................

   COMPARISON OF SHARE CLASSES, LOADS, AND EXPENSES.................

   COMPARISON OF MASSACHUSETTS AND MARYLAND LAW.....................

   COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS AND OBLIGATIONS....

ADDITIONAL INFORMATION REGARDING THE REORGANIZATION.................

PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING...................



SHARE OWNERSHIP OF THE FUND.........................................

LEGAL PROCEEDINGS...................................................



OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY........



APPENDIX I..........................................................

                             PROXY STATEMENT



              FEDERATED MUNICIPAL HIGH YIELD ADVANTAGE FUND, INC.
                           Federated Investors Funds
                              5800 Corporate Drive
                           Pittsburgh, PA 15237-7000


ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

     The enclosed proxy is solicited on behalf of the Board of Directors of the Fund (the "Board"). The proxies will be voted at the special meeting of shareholders of the Fund to be held on October 19, 2006 at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time) (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").

     The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Fund. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Fund or through a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Fund will reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.



     At its meeting on May 18, 2006, the Board reviewed the proposed reorganization of the Fund and approved it subject to shareholder approval. The purposes of the Special Meeting are set forth in the accompanying Notice. The Directors know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy card are expected to be mailed on or about September 13, 2006, to shareholders of record at the close of business on August 22, 2006 (the "Record Date"). On the Record Date, the Fund had outstanding 57,554,996 shares of common stock.



     At a meeting on February 16, 2006, the Board approved revisions to certain investment limitations of the Fund, which action did not require shareholder approval. This action was reflected in a supplement to the Fund's Statement of Additional Information, which was dated and filed with the Securities and Exchange Commission ("SEC") on February 22, 2006, and is available, free of charge, by calling the Fund's toll-free telephone number identified below.

     The Fund's annual report, which includes audited financial statements for the fiscal year ended August 31, 2005, was previously mailed to shareholders. A copy of the Fund's most recent annual report is available free of charge by calling the Fund's toll-free number identified below. The Fund's principal executive offices are located at Federated Investors Funds, 5800 Corporate
Drive, Pittsburgh, Pennsylvania 15237-7000. The Fund's toll-free telephone number is 1- 800-341-7400.

                                 PROPOSAL #1:


APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION





      The Board of Directors of the Fund has voted to recommend to shareholders of the Fund the approval of an Agreement and Plan of Reorganization (the "Reorganization Agreement") whereby Federated Municipal Securities Income Trust, a Massachusetts business trust ("FMSIT"), on behalf of its portfolio, Federated Municipal High Yield Advantage Fund (the "Reorganized Fund"), would acquire all of the assets (subject to stated liabilities) of the Fund in exchange for shares of beneficial interest of the Reorganized Fund to be distributed pro rata by the Fund to its shareholders in complete liquidation and dissolution of the Fund (the "Reorganization"). A form of the Reorganization Agreement is attached as Appendix I to this Proxy Statement. A copy of the Prospectus for the Reorganized Fund dated August 7, 2006, is included with this Proxy Statement as well. As a result of the Reorganization, each shareholder of the Fund will become the owner of the same number of Reorganized Fund shares having a total net asset value equal to the total net asset value of his or her holdings in the Fund on the date of the Reorganization. The Fund will be the accounting survivor in the Reorganization.



      FMSIT will not issue share certificates with respect to shares of the Reorganized Fund issued in connection with the Reorganization. Shareholders who currently hold certificates for their Fund shares are urged to surrender those certificates before the Reorganization takes place.



      The investment adviser (the "Adviser") for the Fund and the Reorganized Fund is Federated Investment Management Company, a subsidiary of Federated Investors, Inc. ("Federated"). The advisory contract between the Fund and the Adviser also provides for the same management fee, and is otherwise substantially similar in all material respects, to the advisory contract between the Reorganized Fund and the Adviser. The distributor for the Fund and the Reorganized Fund is Federated Securities Corp., an affiliate of the Adviser. The administrator for the Fund and the Reorganized Fund is Federated Administrative Services, an affiliate of the Adviser. The custodian and transfer agent for the Fund and the Reorganized Fund is State Street Bank and Trust Company. The independent registered public accounting firm for the Fund and the Reorganized Fund is Ernst & Young LLP. The trustees, officers and portfolio manager for the Fund and the Reorganized Fund also are the same. As a result of the Reorganization, there will be no changes in the Adviser, distributor, administrator, custodian, transfer agent, independent public account firm, trustees, officers or portfolio manager between the Fund and the Reorganized Fund. Please see "Comparison of the Fund and the Reorganized Fund" below for information regarding the differences between the Fund and the Reorganized Fund.



Description of the Reorganization Agreement



       Significant aspects of the Reorganization and provisions of the Reorganization Agreement are summarized below; however, this summary of the Reorganization Agreement is qualified in its entirety by reference to the full text of the Reorganization Agreement between the Fund and FMSIT, a form of which is attached as Appendix I to this Proxy Statement.

        The Reorganization Agreement provides that all of the assets of the Fund will be transferred to the Reorganized Fund, subject to the stated liabilities of the Fund. In exchange for these assets, the Reorganized Fund will issue shares in the same amount as each class of outstanding shares of the Fund at the time of the Reorganization. The Fund will distribute these shares so that each holder of shares of the Fund will receive the same number (with the same aggregate value) of the same class of shares of the Reorganized Fund as the shareholder had in the Fund immediately prior to the Reorganization. The Fund's shareholders will not pay a sales charge, commission or other transaction cost in connection with their receipt of the shares of the Reorganized Fund in connection with the Reorganization. Any contingent deferred sales charges payable upon redemption of shares received in the Reorganization will be calculated as if those shares had continued to be Fund shares.



      As a condition to the Reorganization, the Fund and FMSIT will receive an opinion of counsel that the Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Internal Revenue Code, so that no gain or loss for federal income tax purposes will be recognized by either the Fund or the Reorganized Fund or by the shareholders of the Fund. The tax basis of the Reorganized Fund shares received by Fund shareholders will be the same as the tax basis of their shares in the Fund.

Reasons for the Proposed Reorganization





      The Reorganization is being proposed to convert the Fund from a Maryland corporation to a series of a Massachusetts business trust in order to eliminate the need to pay Pennsylvania franchise tax. Unlike the Fund, as a portfolio of FMSIT, the Reorganized Fund will not be subject to the Pennsylvania franchise tax. Due to the differences in investment limitations between the Fund and the Reorganized Fund as described below (See "Comparison of Investment Limitations" below), after the Reorganization, the Trustees of the Reorganized Fund will have the ability to respond more quickly to changes in competitive and regulatory conditions, which is expected to allow the Reorganized Fund to operate in a more efficient and economical manner.





COMPARISON OF THE FUND AND THE REORGANIZED FUND

      The Fund is an open-end management investment company currently organized as a Maryland corporation. The Fund offers four classes of shares (Class A, Class B, Class C and Class F Shares). FMSIT is an open-end management investment company that consists of a number of portfolios, each of which has its own investment objective. The Reorganized Fund is a newly organized portfolio of FMSIT that will offer four classes of shares that are identical to each of the four classes of shares offered by the Fund. The Reorganized Fund will not engage in any operations prior to the Reorganization.

Comparison of Investment Objectives, Strategy, and Risks



      The investment objective, investment strategies, and risks of the Reorganized Fund are the same, in all material respects, as the investment objective, investment strategies and risks of the Fund (except to the extent of certain changes in investment limitations; see "Comparison of Investment Limitations" below).


      The Fund's investment objective is to provide a high level of current income which is generally exempt from the federal regular income tax. The Fund invests its assets so that, normally, distributions of annual interest income are exempt from federal regular income tax (except when investing for "defensive" purposes). Interest from the Fund's investments may be subject to the federal alternative minimum tax for individuals and corporations ("AMT"). The Fund invests primarily in long-term, tax-exempt securities that are: (1) medium quality (i.e., securities rated in the third or fourth highest rating category by a nationally recognized statistical rating organization (NRSRO) or unrated securities of comparable quality); or (2) non-investment grade or unrated securities of comparable quality. The Fund's investment adviser (Adviser) actively manages the Fund's portfolio, seeking to manage credit risk assumed by the Fund and provide superior levels of income.



      Like the Fund, the Reorganized Fund's investment objective is to provide a high level of current income which is generally exempt from the federal regular income tax. The Reorganized Fund also invests its assets so that, normally, distributions of annual interest income are exempt from federal regular income tax (except when investing for "defensive" purposes). Interest from the Reorganized Fund's investments may be subject to AMT. The Reorganized Fund invests primarily in long-term, tax-exempt securities that are (1) medium quality, or (2) non-investment grade or unrated securities of comparable quality. Long-term tax-exempt securities generally include tax-exempt securities with remaining maturities of 15 or more years. The Reorganized Fund also may invest in tax-exempt securities with remaining maturities of less than 15 years. Medium quality securities generally include securities rated in the third or fourth highest rating category by a NRSRO and unrated securities of comparable quality. For example, tax-exempt securities rated "A" and "BBB" by Standard & Poor's, an NRSRO, are rated in the third ("A") and fourth ("BBB") highest rating categories. Under relevant SEC guidance, the Reorganized Fund (like the Fund) is permitted to invest in medium quality and other investment grade tax-exempt securities to a greater degree than a high yield bond fund that does not invest primarily in tax-exempt municipal securities. The Reorganized Fund invests primarily in medium-quality and non-investment grade, tax-exempt securities in an attempt to pursue a higher level of current income than a tax-exempt bond fund that invests purely in investment grade securities. Although medium quality securities are still considered investment grade securities, lower credit ratings do correspond to higher credit risk.

      Regarding both the Fund and Reorganized Fund, the Adviser manages credit risk by performing a fundamental credit analysis on all tax-exempt securities before the Fund or Reorganized Fund purchases such securities. The Adviser considers various factors, including the economic feasibility of revenue bond financings and general purpose financings; the financial condition of the issuer or guarantor; and political developments that may affect credit quality. The Adviser monitors the credit risks of all tax exempt securities on an ongoing basis by reviewing periodic financial data and ratings of NRSROs. The Adviser performs a more intensive credit analysis on non-investment grade, tax-exempt securities. In addition to the review process described above, the Adviser, when appropriate, visits the site that the issuer is developing with the proceeds of the offering and engages in discussions with the issuer regarding the offering.

      The Adviser also attempts to provide superior levels of income by investing in long-term, tax-exempt securities and managing the duration of the Fund. "Duration" measures the sensitivity of a security's price to changes in interest rates. The greater a portfolio's duration, the greater the change in the portfolio's value in response to a change in market interest rates. The Adviser increases or reduces the Fund's or Reorganized Fund's portfolio duration based on its interest rate outlook. When the Adviser expects interest rates to fall, it maintains a longer portfolio duration. When the Adviser expects interest rates to increase, it shortens the portfolio duration. The Adviser uses hedging transactions for purposes of duration management. The Adviser considers a variety of factors in formulating its interest rate outlook, including current and expected U.S. economic growth; current and expected interest rates and inflation; the Federal Reserve's monetary policy; and supply and demand factors related to the municipal market and the effect they may have on the returns offered for various bond maturities. Duration management is less important when a greater portion of the Fund or Reorganized Fund is allocated to non-investment grade, tax-exempt securities, because such securities are less sensitive to interest rate changes.

      The  Adviser  also  attempts  to  provide  superior  levels  of  income by investing in non-investment grade, tax-exempt securities, which generally provide higher yields. The percentage that the Adviser allocates to non-investment grade securities will vary depending on the supply of non-investment grade, tax-exempt securities and the credit spread between investment grade, tax-exempt securities and non-investment grade, tax-exempt securities. If the credit spread narrows, the Adviser may increase its allocation to investment grade securities without limitation; if the credit spread broadens, the Adviser may increase its allocation to non-investment grade securities without limitation. The Adviser may invest up to 100% of the Fund's and the Reorganized Fund's assets in non-investment grade, tax-exempt securities.

      The Fund and Reorganized Fund each have the ability to principally invest in tax-exempt securities, including general obligation bonds, special revenue bonds, private activity bonds, tax-incremental financing bonds, municipal leases, zero coupon securities, inverse floaters, and municipal mortgage-backed securities.

      The Fund and the Reorganized Fund may enter into derivatives contracts as hedging transactions. The Fund and the Reorganized Fund also may use derivative contracts to implement their overall investment strategies in a more cost effective or efficient manner. For example, the Fund and the Reorganized Fund may purchase derivatives contracts rather than individual securities in order to gain exposure to the municipal bond sector. Both the Fund and Reorganized Fund are permitted to invest in futures contracts (including interest rate and index financial futures contracts), options (including put and call options, exchange traded and over-the-counter options and options on a wide variety of underlying assets and instruments, such as financial indices, individual securities, and other derivative instruments), and swaps (including interest rate swaps, caps and floors, total return swaps and credit default swaps).

      The Fund and the Reorganized Fund each have the ability to invest, as a non-principal investment, in other fixed income securities, such as variable rate demand instruments, municipal notes and asset-backed securities, and in securities of other investment companies and credit linked notes. The Reorganized Fund also has the ability to invest in repurchase agreements and reverse repurchase agreements. (See "Comparison of Investment Limitations" below for a further discussion of the Reorganized Fund's ability to invest in reverse repurchase agreements). The Fund may only invest in repurchase agreements and reverse repurchase agreements for temporary defensive purposes. Both the Fund and the Reorganized Fund may invest in treasury securities, bank instruments, agency securities, corporate debt securities and commercial paper for temporary defensive purposes. The Fund and Reorganized Fund may invest in these securities for temporary defensive purposes to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions.

      Each of the Fund and the Reorganized Fund invest its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax, except when investing for "defensive" purposes.

      The Fund and the Reorganized Fund are both subject to credit risk, call risk, sector risk, tax risk, leverage risks, liquidity risks, prepayment risks, the risks of investing in derivative contracts, the risks associated with non-investment grade securities and non-diversification risk.

      As noted above, the investment objective, investment strategies, and risks of the Reorganized Fund are the same, in all material respects, as the investment objective, investment strategies and risks of the Fund (except to the extent of certain changes in investment limitations; see "Comparison of Investment Limitations" below). Also, like the Fund, the Reorganized Fund will be non-diversified.



Comparison of Investment Limitations

      In addition to the investment objectives and strategy described above, the Fund and the Reorganized Fund are each subject to certain investment limitations. A summary of the fundamental and non-fundamental investment limitations of the Fund and the Reorganized Fund is set forth below. "Fundamental investment limitations" cannot be changed unless authorized by the Board of Directors/Trustees of a mutual fund and by the "vote of a majority of its outstanding voting securities" as defined in the Investment Company Act of 1940 ("1940 Act"). "Non-fundamental investment limitations" may be changed by the Board of Directors/Trustees of a mutual fund without shareholder approval.



      The investment limitations of the Reorganized Fund are similar to the investment limitations of the Fund, and the overall differences in the investment limitations will not materially affect the investment strategies of the Reorganized Fund, except that the Reorganized Fund's fundamental investment limitation on Borrowing Money and Issuing Senior Securities differs from the Fund's fundamental investment limitation in that the Reorganized Fund's investment limitation permits the Adviser to borrow money and engage in reverse repurchase agreement transactions, including for investment leverage, subject only to the limitations on borrowing under the 1940 Act, and to issue senior securities to the maximum extent permitted under the 1940 Act. This primary difference in investment limitations is discussed in more detail following the summary of the Fund's and Reorganized Fund's investment limitations set forth below.

      The Reorganized Fund's investment limitations also differ from the Fund's investment limitations in that the Reorganized Fund's "Lending" investment limitation clarifies that the Reorganized Fund is permitted to make loans to affiliated mutual funds pursuant to exemptive relief granted by the U.S. Securities and Exchange Commission. Certain fundamental investment limitations of the Fund will be non-fundamental investment limitations of the Reorganized Fund (see the "Buying on Margin" and "Pledging Assets" investment limitations below). As noted above, this means that the non-fundamental investment limitations may be changed by the Board of Trustees of the Reorganized Fund without shareholder approval. The Reorganized Fund does not have a "Selling Short" investment limitation. Finally, the wording of certain of the Reorganized Fund's investment limitations differs from the wording of the Fund's investment limitations because the investment limitations of the Reorganized Fund have been updated to be more consistent with the investment limitations for other mutual funds in the Federated family of mutual funds, to provide flexibility to the Reorganized Fund and its Adviser, and to give the Trustees of the Reorganized Fund the ability to respond more quickly to changes in competitive and regulatory conditions, which is expected to allow the Reorganized Fund to operate in a more efficient and economical manner. See the summary of the fundamental and non-fundamental investment limitations of the Fund and the Reorganized Fund below for more specific information regarding the differences between the investment limitations of the Fund and the Reorganized Fund.



                       SUMMARY OF INVESTMENT LIMITATIONS


      FUND        REORGANIZED FUND                                    EXPLANATION OF DIFFERENCES
DIVERSIFICATION   DIVERSIFICATION  No difference.
The Fund does not The Reorganized
have a            Fund does not
diversification   have a
limitation.  It   diversification
is a non-         limitation.  It
diversified fund. is a non-
                  diversified
                  fund.
BUYING ON MARGIN  BUYING ON MARGIN "Buying on Margin" is a non-fundamental investment limitation for the Reorganized Fund, meaning
(Fundamental)     (Non-            that this investment limitation may be changed by the Board of Trustees of the Reorganized Fund
The Fund will not Fundamental)     without shareholder approval.
purchase any      The Reorganized  The Reorganized Fund's "Buying on Margin" non-fundamental investment limitation also differs from
securities on     Fund does not    the Fund's fundamental investment limitation in that the types of derivatives contracts for which
margin, but may   have a similar   margin deposits can be made are not limited to certain specific-types of derivatives contracts
obtain such       fundamental      enumerated in the investment limitation.  This difference is reflected in the generic reference
short-term        investment       to "permissible activities" in the Reorganized Fund's investment limitation (rather than listing
credits as are    limitation.      specific types of derivatives contracts).
necessary for     The Reorganized
clearance of      Fund has a
transactions.     similar non-
The deposit or    fundamental
payment by the    investment
Fund of initial   limitation,
or variation      which reads as
margin in         follows:
connection with   "The Fund will
financial futures not purchase any
contracts or      securities on
related options   margin, provided
transactions is   that the Fund
not considered    may obtain
the purchase of a short-term
security on       credits
margin.           necessary for
                  the clearance of
                  purchases and
                  sales of
                  securities and
                  further provided
                  that the Fund
                  may make margin
                  deposits and/or
                  collateral
                  arrangements in
                  connection with
                  permissible
                  activities."
SELLING SHORT     SELLING SHORT    The Reorganized Fund does not have an investment limitation prohibiting the Reorganized Fund from
The Fund will not                  selling securities short.
sell securities   The Reorganized  Certain restrictions imposed by state laws and regulations were preempted by the National
short.            Fund does not    Securities Markets Improvement Act of 1996 ("NSMIA") and no longer apply to mutual funds created
                  have a similar   after 1996.   Until NSMIA was adopted in 1996, the securities laws of several states required
                  fundamental or   every investment company which intended to sell its shares in those states to adopt policies non-fundamental  governing a variety of operational issues, including investments in certain securities.  As a
                  investment       consequence of those restrictions, the Fund adopted the investment limitation on "Selling Short"
                  limitation.      and agreed that the limitation would be changed only upon the approval of shareholders.  Since these prohibitions are no longer required under current law, the Board of the Reorganized Fund did not believe this policy was necessary.  Without this policy, the Reorganized Fund has greater flexibility in the management of the Reorganized Fund because the Reorganized Fund is permitted to purchase a broader range of securities that are permitted investments and that are consistent with the Reorganized Fund's investment objectives and policies.

ISSUING SENIOR    BORROWING MONEY  The Reorganized Fund's fundamental investment limitation on
SECURITIES AND    AND ISSUING      Borrowing Money and Issuing Senior Securities" differs from the Fund's fundamental investment
BORROWING MONEY   SENIOR           limitation in that the Reorganized Fund's investment limitation will permit the Adviser to borrow
(Fundamental)     SECURITIES       money and engage in reverse repurchase agreement transactions, including for investment leverage,
The Fund will not (Fundamental)    subject only to the limitations on borrowing under the 1940 Act.  The Reorganized Fund also will
issue senior      The Reorganized  be able to issue senior securities to the maximum extent permitted under the 1940 Act.  See the securities except Fund may borrow  discussion following this summary for more information regarding the differences between the that the Fund may money, directly  Reorganized Fund's fundamental investment limitation and the Fund's fundamental investment
borrow money and  or indirectly,   limitation on "Borrowing Money and Issuing Senior Securities."
engage in reverse and issue senior
repurchase        securities to
agreements in     the maximum
amounts up to     extent permitted
one-third of the  under the 1940
value of its      Act, any rule or
total assets,     order
including the     thereunder, or
amounts borrowed. any SEC staff
The Fund will not interpretation
borrow money or   thereof.
engage in reverse
repurchase
agreements for
investment
leverage, but
rather as a
temporary,
extraordinary, or
emergency measure
or to facilitate
management of the
portfolio by
enabling the Fund
to meet
redemption
requests when the
liquidation of
portfolio
securities is
deemed to be
inconvenient or
disadvantageous.
During the period
any reverse
repurchase
agreements are
outstanding, but
only to the
extent necessary
to assure
completion of the
reverse
repurchase
agreements, the
Fund will
restrict the
purchase of
portfolio
instruments to
money market
instruments
maturing on or
before the
expiration date
of the reverse
repurchase
agreements.

PLEDGING ASSETS   PLEDGING ASSETS  "Pledging Assets" is a non-fundamental investment limitation for the Reorganized Fund, meaning
(Fundamental)     (Non-            that this investment limitation may be changed by the Board of Trustees of the Reorganized Fund
The Fund will not Fundamental)     without shareholder approval.
mortgage, pledge  The Reorganized  The Reorganized Fund's "Pledging Assets" non-fundamental investment limitation also differs from
or hypothecate    Fund does not    the Fund's fundamental investment limitation in that there is no express 10% of total assets
any assets except have a similar   limitation on the amount of assets the Reorganized Fund is permitted to pledge to secure
to secure         fundamental      permitted borrowings and the Reorganized Fund's non-fundamental investment policy makes clear
permitted         investment       that the Reorganized Fund may pledge assets for collateral arrangements in connection with
borrowings.  In   limitation.      permissible activities, such as, for example, derivative contracts (rather than listing specific
those cases, it   The Reorganized  types of instruments for which collateral arrangements may be made without being deemed a pledge
may pledge assets Fund has a       of assets).
having a market   similar non-
value not         fundamental
exceeding the     investment
lesser of the     limitation,
dollar amounts    which reads as
borrowed or 10%   follows:
of the value of   "The Reorganized
total assets at   Fund will not
the time of the   mortgage,
borrowing.        pledge, or
Neither the       hypothecate any
deposit of        of its assets,
underlying        provided that
securities and    this shall not
other assets in   apply to the
escrow in         transfer of
connection with   securities in
the writing of    connection with
put or call       any permissible
options on        borrowing or to
municipal bonds   collateral
nor margin        arrangements in
deposits for the  connection with
purchase and sale permissible
of financial      activities."
futures contracts
and related
options are
deemed to be a
pledge.
INVESTING IN REAL INVESTING IN     The Reorganized Fund's fundamental investment limitation on "Investing in Real Estate" differs
ESTATE            REAL ESTATE      from the Fund's fundamental investment limitation in that it makes clear that the Reorganized
(Fundamental)     (Fundamental)    Fund may invest in issuers which not only invest, but also deal or otherwise engage in,
The Fund will not The Reorganized  transactions in real estate, or interests therein, and that the Reorganized Fund may exercise
buy or sell real  Fund may not     rights under arrangements relating to securities that are secured by real estate, including the estate, although  purchase or sell right to enforce security interests and to hold real estate acquired by reason of such
it may invest in  real estate,     enforcement until that real estate can be liquidated.
securities of     provided that
companies whose   this restriction
business involves does not prevent
the purchase or   the Reorganized
sale of real      Fund from
estate or in      investing in
securities which  issuers which
are secured by    invest, deal, or
real estate or    otherwise engage
interests in real in transactions
estate.           in real estate
                  or interests
                  therein, or
                  investing in
                  securities that
                  are secured by
                  real estate or
                  interests
                  therein.  The
                  Reorganized Fund
                  may exercise its
                  rights under
                  agreements
                  relating to such
                  securities,
                  including the
                  right to enforce
                  security
                  interests and to
                  hold real estate
                  acquired by
                  reason of such
                  enforcement
                  until that real
                  estate can be
                  liquidated in an
                  orderly manner.
INVESTING IN      INVESTING IN     The Reorganized Fund's fundamental investment limitation on "Investing in Commodities" differs
COMMODITIES       COMMODITIES      from the Fund's fundamental investment limitation in that the Reorganized Fund is permitted to
(Fundamental)     (Fundamental)    invest in commodities to the maximum extent permitted under the 1940 Act (rather than
The Fund will not                  specifically listing the types of activities that the Reorganized Fund may engage in).  This
purchase or sell  The Fund may     difference makes clear that the Board and Adviser have greater flexibility as to the types of
commodities,      invest in        instruments in which the Reorganized Fund may invest (such as, for example, particular types of
except that the   commodities to   derivative contracts, including non-cash settled, as well as cash settled, derivatives
Fund may purchase the maximum      contracts).
and sell          extent permitted
financial futures under the 1940
contracts and     Act.
related options.
UNDERWRITING      UNDERWRITING     The Reorganized Fund's fundamental investment limitation on "Underwriting" differs from the
(Fundamental)     (Fundamental)    Fund's fundamental investment limitation in that it makes clear that the Reorganized Fund may
The Fund will not The Fund may not engage in transactions involving the acquisition, disposition or resale of its portfolio
underwrite any    underwrite the   securities (rather than just "restricted securities," or securities subject to restrictions on
issue of          securities of    resale under federal securities laws) under circumstances where the Reorganized Fund may be
securities,       other issuers,   considered to be an underwriter under the Securities Act of 1933.
except as it may  except that the
be deemed to be   Fund may engage
an underwriter    in transactions
under the         involving the
Securities Act of acquisition,
1933 in           disposition or
connection with   resale of its
the sale of       portfolio
restricted        securities,
securities which  under
the Fund may      circumstances
purchase pursuant where it may be
to its investment considered to be
objective,        an underwriter
policies and      under the
limitations.      Securities Act
                  of 1933.

LENDING           LENDING          The Reorganized Fund's fundamental investment limitation on "Lending" differs from the Fund's
(Fundamental)     (Fundamental)    fundamental investment limitation in that there is no express reference to the "one-third of the
The Fund will not The Reorganized  value of its total assets" limitation contained in the Fund's fundamental investment limitation,
lend any of its   Fund may not     and the Reorganized Fund is expressly permitted to engage in inter-fund lending with affiliated
assets except     make loans,      investment companies.
portfolio         except it may
securities up to  make loans to    The SEC has granted an exemption that permits the Reorganized Fund and all other funds advised by
one-third of the  affiliated       subsidiaries of Federated Investors, Inc. (Federated funds) to lend and borrow money for certain
value of its      investment       temporary purposes directly to and from other Federated funds.  Participation in this inter-fund
total assets      companies in     lending program is voluntary for both borrowing and lending Federated funds, and an inter-fund
(this shall not   accordance with  loan is only made if it benefits each participating Federated fund.  Federated Investors, Inc.
prevent the       SEC exemptive    (Federated) and its subsidiaries, administers the program according to procedures approved by the
purchase or       relief.  This    Reorganized Fund's Board, and the Board monitors the operation of the program.  Any inter-fund
holding of        restriction does loan must comply with certain conditions set out in the exemption, which are designed to assure municipal bonds,  not prevent the  fairness and protect all participating Federated funds.
repurchase        Reorganized Fund
agreements, or    from purchasing  For example, inter-fund lending is permitted only (a) to meet shareholder redemption requests,
other             debt             and (b) to meet commitments arising from "failed" trades.  All inter-fund loans must be repaid in
transactions      obligations,     seven days or less.  The Reorganized Fund's participation in this program must be consistent with
which are         entering into    its investment policies and limitations, and must meet certain percentage tests.  Inter-fund
permitted by the  repurchase       loans may be made only when the rate of interest to be charged is more attractive to the lending
Fund's investment agreements       Federated fund than market-competitive rates on overnight repurchase agreements (Repo Rate) and
objective and     and/or           more attractive to the borrowing Federated fund than the rate of interest that would be charged
policies).        derivatives      by an unaffiliated bank for short-term borrowings (Bank Loan Rate), as determined by the Board.
                  contracts,       The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan
                  lending its      Rate.
                  assets to
                  broker/dealers
                  or institutional
                  investors and
                  investing in
                  loans, including
                  assignments and
                  participation
                  interests.
CONCENTRATION     CONCENTRATION    The Reorganizing Fund's fundamental investment limitation on "Concentration" differs from the
(Fundamental)     (Fundamental)    Fund's fundamental investment limitation in that it clarifies, by eliminating certain language,
The Fund will not The Reorganized  that the concentration policy of the Reorganizing Fund applies to its investments in industrial
make investments  Fund will not    development bonds and that bank instruments are not included as a type of securities (such as that will result  make investments government securities and municipal securities) that will not be deemed to constitute an
in the            that will result industry.
concentration of  in the
its investments   concentration of
in the securities its investments
of issuers        in the
primarily engaged securities of
in the same       issuers
industry,         primarily
provided that the engaged in the
Fund may invest   same industry.
more than 25% of  For purposes of
the value of its  this limitation,
assets in         the term
industrial        concentration
development       has the meaning
bonds.  For       set forth in the
purposes of this  1940 Act, any
restriction, the  rule or order
term              thereunder, or
concentration has any SEC staff
the meaning set   interpretation
forth in the 1940 thereof.
Act, any rule or  Government
order thereunder, securities and
or any SEC staff  municipal
interpretation    securities will
thereof.          not be deemed to
Government        constitute an
securities,       industry.
municipal
securities and
bank instruments
will not be
deemed to
constitute an
industry.  As to
industrial
development
bonds, the Fund
may purchase
securities of an
issuer resulting
in the ownership
of more than 25%
of the Fund's
assets in one
industry, and the
Fund reserves the
right to invest
more than 25% of
its assets in
industrial
development bonds
in the same
state.

RESTRICTED        RESTRICTED       There are no significant differences with respect to the Fund's and Reorganized Fund's non-
ILLIQUID          SECURITIES AND   fundamental investment limitations on investments in restricted or illiquid securities.
SECURITIES        ILLIQUID
(Non-Fundamental) SECURITIES
The Fund may      (Non-
invest in         Fundamental)
restricted        The Reorganized
securities.       Fund's
Restricted        investment
securities are    limitations on
any securities    "Restricted
that are subject  Securities" and
to restrictions   "Illiquid
on resale under   Securities" are
federal           broken out
securities law.   separately as
Under criteria    follows:
established by    RESTRICTED
the Directors,    SECURITIES
certain           The Reorganized
restricted        Fund may
securities are    purchase
determined to be  securities
liquid.  To the   subject to
extent that       restriction on
restricted        resale under the
securities are    federal
not determined to securities laws.
be liquid, the    ILLIQUID
Fund will limit   SECURITIES
their purchase,   The Reorganized
together with     Fund will not
other illiquid    purchase
securities, to    securities for
15% of its net    which there is
assets.           no readily
                  available
                  market, or enter
                  into repurchase
                  agreements or
                  purchase time
                  deposits that
                  the Fund cannot
                  dispose of
                  within seven
                  days, if
                  immediately
                  after and as a
                  result, the
                  value of such
                  securities would
                  exceed, in the
                  aggregate, 15%
                  of the
                  Reorganized
                  Fund's net
                  assets.


            In addition to the investment limitations noted above, the Board of Directors of the Fund adopted the following clarifying language related to the Fund's investment limitations:

       "The Fund considers certificates of deposits and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation. The preceding limitations regarding buying on margin, borrowing money and pledging assets do not apply to intra-day cash advances made by the Fund's custodian, or the grant of a security interest in securities by the Fund to its custodian to collateralize such intra-day cash advances, in order to enable the Fund to settle securities purchases or to redeem Shares of the Fund."

       The Board of Trustees of the Reorganized Fund also adopted the above language regarding the Reorganized Fund's investment limitations, as well as the following additional language:

       "In applying the Fund's concentration limitation, investments in certain industrial development bonds funded by activities in a single industry will be deemed to constitute investment in an industry. The Fund's concentration limitation will not restrict the Fund's investment in economic sectors. The Fund will consider concentration to be the investment of more than 25% of the value of its total assets in any one industry."

       "The Fund will not invest more than 25% of the value of its total assets in securities insured by the same single bond insurer."

       "The preceding limitations regarding buying on margin, borrowing money, lending, and pledging assets do not apply to the Fund's use of derivative contracts, including, without limitation, the Fund's granting of a security interest in connection with such permissible activities."

       Of the differences in investment limitations between the Fund and the Reorganized Fund noted above, the most significant difference is that, under the investment limitations of the Reorganized Fund, the Reorganized Fund, unlike the Fund, is permitted to borrow money and engage in reverse repurchase agreement transactions for the purpose of investment leverage. Reverse repurchase agreements involve the purchase of securities with the agreement to sell them at a higher price at a specific future date. For the party selling the security (and agreeing to repurchase it in the future) it is a repurchase agreement transaction (a "repo"); for the party on the other end of the transaction (buying the security and agreeing to sell in the future) it is a reverse repurchase agreement.

       For example, in a repurchase agreement transaction, the Reorganized Fund could buy a security from a dealer or bank and agree to sell the security back at a mutually agreed upon time and price. The repurchase price would exceed the sale price, reflecting the Reorganized Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Reorganized Fund's custodian or subcustodian typically would take possession of the securities subject to repurchase agreements, and the Adviser would monitor the value of the underlying security each day to ensure that the value of the security equals or exceeds the repurchase price.

       Reverse repurchase agreements are repurchase agreements in which the Reorganized Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Reorganized Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Reorganized Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase. Using leverage, the Reorganized Fund may invest more than it owns, up to the limit permitted under the 1940 Act (or one-third of its total assets).



      The Fund's fundamental investment limitation regarding issuing senior securities and borrowing money limits the ability of the Fund to borrow money or engage in reverse repurchase agreements to one-third of the total assets of the Fund and, unlike the Reorganized Fund, prevents borrowing money or the use of reverse repurchase agreements for investment leverage (borrowing money and reverse repurchase agreements may only be used for temporary, extraordinary, or emergency measures or to facilitate the management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous). Under the Fund's fundamental investment limitation, during the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Fund also is required to restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreement.

 Comparison of Share Classes, Loads and Expenses



       Like the Fund, the Reorganized Fund will have four share classes: Class A Shares; Class B Shares; Class C Shares and Class F Shares. Like the Fund, the Reorganized Fund's share classes will have expense ratios and fees, after the Reorganization, as shown in the table below.


WHAT ARE THE FUND'S FEES AND EXPENSES?

FEDERATED MUNICIPAL HIGH YIELD ADVANTAGE FUND
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold the Class A Shares of Federated Municipal High Yield Advantage Fund, Inc., Federated Municipal High Yield Advantage Fund and Federated Municipal High Yield Advantage Fund - Pro Forma Combined.

SHAREHOLDER FEES                                                                                    FEDERATED MUNICIPAL HIGH YIELD
                                                                     FEDERATED       FEDERATED      ADVANTAGE FUND - PRO FORMA
                                                                     MUNICIPAL       MUNICIPAL      COMBINED CLASS A SHARS
                                                                     HIGH YIELD      HIGH YIELD
                                                                     ADVANTAGE       ADVANTAGE
                                                                     FUND, INC.      FUND -
                                                                     - CLASS A       CLASS A
                                                                     SHARES          SHARES
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a               4.50%           4.50%          4.50%
percentage of offering price)
Maximum Deferred Sales Charge (Load) (as a percentage of
original purchase price or redemption proceeds, as applicable)       0.00%           0.00%          0.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and
other Distributions) (as a percentage of offering price)             None            None           None
Redemption Fee (as a percentage of amount redeemed, if               None            None           None
applicable)
Exchange Fee                                                         None            None           None

ANNUAL FUND OPERATING EXPENSES (Before Waivers)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee2                                                      0.6000%         0.6000%        0.6000%
Distribution (12b-1) Fee                                             0.2500%3        0.2500%3       0.2500%4
Other Expenses5                                                      0.4708%         0.4708%        0.4583%
Total Annual Fund Operating Expenses                                 1.3208%         1.3208%        1.3083%

1    For Federated Municipal High Yield Advantage Fund, Inc. and Federated Municipal High Yield Advantage Fund, the percentages shown are based on expenses for the entire fiscal year ended August 31, 2006.  For the Pro Forma Combined, the anticipated expenses for the entire fiscal year ending August 31, 2007.  However, the rate at which expenses are accrued during the fiscal year may not be constant, and at any particular point, may be greater or less than the stated average percentage. Although not obligated to do so (except as discussed in note 2 with respect to management fees), the Adviser and distributor expect to waive certain amounts.
For Federated Municipal High Yield Advantage Fund, Inc. and the Federated Municipal High Yield Advantage Fund, these are shown below along with the net expenses the Fund paid for the fiscal year ended August 31, 2006.  For the Pro Forma Combined, these are shown below along with the net expenses the Fund expects to pay for the fiscal year ending August 31, 2007.

       Total Waivers of Fund Expenses                                0.4221%         0.4221%        0.5267%
  Total Actual Annual Fund Operating Expenses (after anticipated     0.8987%         0.8987%        0.7816%
  waivers)

2 Pursuant to a settlement with the New York Attorney General, the management fees will be waived by the Adviser in compliance with an Assurance of Discontinuance dated November 17, 2005.  The net management fee was reduced to 0.3233% effective January 1, 2006 and may not be increased until after December 31, 2010.  As a separate matter, beginning February 23, 2006, although not obligated to do so, the Adviser will waive the amount, if any, by which the Fund's aggregate annual operating expenses for Class A Shares exceed 0.7949%. For Federated Municipal High Yield Advantage Fund, Inc. and Federated Municipal High Yield Advantage Fund, the net
management fee paid by the Fund (after the waiver) was 0.4279% for the fiscal year ended August 31, 2006.  For the Pro Forma
Combined, the net management fee paid by the Fund (after the anticipated waiver) is expected to be 0.3233% for the fiscal year ending August 31, 2007.

For Federated Municipal High Yield Advantage Fund, Inc. and Federated Municipal High Yield Advantage Fund, the "net management fee"
disclosed in this footnote 2, and the "Total Actual Annual Fund Operating Expenses (after anticipated waivers)" disclosed on footnote 1 above, are higher than the net management fee and aggregate annual operating expense caps disclosed in this footnote 2 because such caps/waivers would not have been effective until January 1, 2006, and February 23, 2006, and was not in effect for the entire fiscal year ended August 31, 2006.

3   Federated Municipal High Yield Advantage Fund, Inc. and Federated Municipal High Yield Advantage
Fund did not pay or accrue the distribution (12b-1) fee for Class A Shares during the fiscal year ended
August 31, 2006.   Each Fund has no present intention of paying or accruing the distribution (12b-1)
fee for Class A Shares during the fiscal year ending August 31, 2007.

4   The Pro Forma Combined has no present intention of paying or accruing the distribution (12b-1) fee for Class A Shares during the fiscal year ending August 31, 2007.

5   Includes a shareholder services/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a record keeping fee which is used to compensate intermediaries for recordkeeping services. Please see "Payments to Financial Intermediaries" herein.


EXAMPLE
This Example is intended to help you compare the cost of investing in the Funds' Class A Shares with the cost of investing in other mutual funds.
 The Example assumes that you invest $10,000 in each respective Fund's Class A Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's Class A Shares operating expenses are BEFORE WAIVERS as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

SHARE CLASS                                                                             1 YEAR     3 YEARS     5 YEARS     10 YEARS
Federated Municipal High Yield Advantage Fund, Inc.  - Class A Shares
                                                                                        $578        $850       $1,141       $1,970
Federated Municipal High Yield Advantage Fund   - Class A Shares
                                                                                        $578        $850       $1,141       $1,970
Federated Municipal High Yield Advantage Fund   - Pro Forma Combined Class A Shares
                                                                                        $577        $846       $1,135       $1,956

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold the Class B Shares of Federated Municipal High Yield Advantage Fund, Inc., Federated Municipal High Yield Advantage Fund and Federated Municipal High Yield Advantage Fund - Pro Forma Combined.

SHAREHOLDER FEES                                                                                    FEDERATED MUNICIPAL HIGH YIELD
                                                                     FEDERATED       FEDERATED      ADVANTAGE FUND - PRO FORMA
                                                                     MUNICIPAL       MUNICIPAL      COMBINED CLASS B SHARS
                                                                     HIGH YIELD      HIGH YIELD
                                                                     ADVANTAGE       ADVANTAGE
                                                                     FUND, INC.      FUND -
                                                                     - CLASS B       CLASS B
                                                                     SHARES          SHARES
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a               None            None           None
percentage of offering price)
Maximum Deferred Sales Charge (Load) (as a percentage of
original purchase price or redemption proceeds, as applicable)       5.50%           5.50%          5.50%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and
other Distributions) (as a percentage of offering price)             None            None           None
Redemption Fee (as a percentage of amount redeemed, if               None            None           None
applicable)
Exchange Fee                                                         None            None           None

ANNUAL FUND OPERATING EXPENSES (Before Waivers)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee2                                                      0.6000%         0.6000%        0.6000%
Distribution (12b-1) Fee                                             0.7500%         0.7500%        0.7500%
Other Expenses3                                                      0.4723%         0.4723%        0.4617%
Total Annual Fund Operating Expenses4                                1.8223%         1.8223%        1.8117%

1    For Federated Municipal High Yield Advantage Fund, Inc. and Federated Municipal High Yield Advantage Fund, the percentages shown are based on expenses for the entire fiscal year ended August 31, 2006.  For the Pro Forma Combined, the anticipated expenses for the entire fiscal year ending August 31, 2007.  However, the rate at which expenses are accrued during the fiscal year may not be constant, and at any particular point, may be greater or less than the stated average percentage. Although not obligated to do so (except as discussed in note 2 with respect to management fees), the Adviser expects to waive certain amounts. For Federated
Municipal High Yield Advantage Fund, Inc. and the Federated Municipal High Yield Advantage Fund, these are shown below along with the net expenses the Fund paid for the fiscal year ended August 31, 2006.  For the Pro Forma Combined, these are shown below along with the net expenses the Fund expects to pay for the fiscal year ending August 31, 2007.

       Total Waivers of Fund Expenses                                0.1721%         0.1721%        0.2767%
  Total Actual Annual Fund Operating Expenses (after anticipated     1.6502%         1.6502%        1.5350%
  waivers)

2 Pursuant to a settlement with the New York Attorney General, the management fees will be waived by the Adviser in compliance with an Assurance of Discontinuance dated November 17, 2005.  The net management fee was reduced to 0.3233% effective January 1, 2006 and may not be increased until after December 31, 2010.  As a separate matter, beginning February 23, 2006, although not obligated to do so, the Adviser will waive the amount, if any, by which the Fund's aggregate annual operating expenses for Class B Shares exceed 0.7949%. For Federated Municipal High Yield Advantage Fund, Inc. and Federated Municipal High Yield Advantage Fund, the net
management fee paid by the Fund (after the waiver) was 0.4279% for the fiscal year ended August 31, 2006.  For the Pro Forma
Combined, the net management fee paid by the Fund (after the anticipated waiver) is expected to be 0.3233% for the fiscal year ending August 31, 2007.

For Federated Municipal High Yield Advantage Fund, Inc. and Federated Municipal High Yield Advantage Fund, the "net management fee"
disclosed in this footnote 2, and the "Total Actual Annual Fund Operating Expenses (after anticipated waivers)" disclosed on footnote 1 above, are higher than the net management fee and aggregate annual operating expense caps disclosed in this footnote 2 because such caps/waivers would not have been effective until January 1, 2006, and February 23, 2006, and was not in effect for the entire fiscal year ended August 31, 2006.

3   Includes a shareholder services/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a record keeping fee which is used to compensate intermediaries for recordkeeping services. Please see "Payments to Financial Intermediaries" herein.

4   After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month.  Class A
Shares pay lower operating expenses than Class B Shares.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Funds' Class B Shares with the cost of investing in other mutual funds.
 The Example assumes that you invest $10,000 in each respective Fund's Class B Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that each Fund's Class B Shares operating expenses are BEFORE WAIVERS as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


SHARE CLASS                                                                             1 YEAR     3 YEARS     5 YEARS     10 YEARS
FEDERATED MUNICIPAL HIGH YIELD ADVANTAGE FUND, INC.  - CLASS B SHARES
Expenses assuming redemption                                                            $735        $973       $1,186       $2,009
Expenses assuming no redemption                                                         $185        $573       $986         $2,009
FEDERATED MUNICIPAL HIGH YIELD ADVANTAGE FUND   - CLASS B SHARES
Expenses assuming redemption                                                            $735        $973       $1,186       $2,009
Expenses assuming no redemption                                                         $185        $573       $986         $2,009
FEDERATED MUNICIPAL HIGH YIELD ADVANTAGE FUND   - PRO FORMA COMBINED CLASS B SHARES
Expenses assuming redemption                                                            $734        $970       $1,181       $1,997
Expenses assuming no redemption                                                         $185        $570       $981         $1,997

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold the Class C Shares of Federated Municipal High Yield Advantage Fund, Inc., Federated Municipal High Yield Advantage Fund and Federated Municipal High Yield Advantage Fund - Pro Forma Combined.

SHAREHOLDER FEES                                                                                    FEDERATED MUNICIPAL HIGH YIELD
                                                                     FEDERATED       FEDERATED      ADVANTAGE FUND - PRO FORMA
                                                                     MUNICIPAL       MUNICIPAL      COMBINED CLASS C SHARS
                                                                     HIGH YIELD      HIGH YIELD
                                                                     ADVANTAGE       ADVANTAGE
                                                                     FUND, INC.      FUND -
                                                                     - CLASS C       CLASS C
                                                                     SHARES          SHARES
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a               1.00%           1.00%          1.00%
percentage of offering price)
Maximum Deferred Sales Charge (Load) (as a percentage of
original purchase price or redemption proceeds, as applicable)       1.00%           1.00%          1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and
other Distributions) (as a percentage of offering price)             None            None           None
Redemption Fee (as a percentage of amount redeemed, if               None            None           None
applicable)
Exchange Fee                                                         None            None           None

ANNUAL FUND OPERATING EXPENSES (Before Waivers)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee2                                                      0.6000%         0.6000%        0.6000%
Distribution (12b-1) Fee                                             0.7500%         0.7500%        0.7500%
Other Expenses3                                                      0.4703%         0.4703%        0.4545%
Total Annual Fund Operating Expenses                                 1.8203%         1.8203%        1.8045%

1    For Federated Municipal High Yield Advantage Fund, Inc. and Federated Municipal High Yield Advantage Fund, the percentages shown are based on expenses for the entire fiscal year ended August 31, 2006.  For the Pro Forma Combined, the anticipated expenses for the entire fiscal year ending August 31, 2007.  However, the rate at which expenses are accrued during the fiscal year may not be constant, and at any particular point, may be greater or less than the stated average percentage. Although not obligated to do so (except as discussed in note 2 with respect to management fees), the Adviser expects to waive certain amounts. For Federated
Municipal High Yield Advantage Fund, Inc. and the Federated Municipal High Yield Advantage Fund, these are shown below along with the net expenses the Fund paid for the fiscal year ended August 31, 2006.  For the Pro Forma Combined, these are shown below along with the net expenses the Fund expects to pay for the fiscal year ending August 31, 2007.

       Total Waivers of Fund Expenses                                0.1721%         0.1721%        0.2767%
  Total Actual Annual Fund Operating Expenses (after anticipated     1.6482%         1.6482%        1.5278%
  waivers)

2 Pursuant to a settlement with the New York Attorney General, the management fees will be waived by the Adviser in compliance with an Assurance of Discontinuance dated November 17, 2005.  The net management fee was reduced to 0.3233% effective January 1, 2006 and may not be increased until after December 31, 2010.  As a separate matter, beginning February 23, 2006, although not obligated to do so, the Adviser will waive the amount, if any, by which the Fund's aggregate annual operating expenses for Class C Shares exceed 0.7949%. For Federated Municipal High Yield Advantage Fund, Inc. and Federated Municipal High Yield Advantage Fund, the net
management fee paid by the Fund (after the waiver) was 0.4279% for the fiscal year ended August 31, 2006.  For the Pro Forma
Combined, the net management fee paid by the Fund (after the anticipated waiver) is expected to be 0.3233% for the fiscal year ending August 31, 2007.

For Federated Municipal High Yield Advantage Fund, Inc. and Federated Municipal High Yield Advantage Fund, the "net management fee"
disclosed in this footnote 2, and the "Total Actual Annual Fund Operating Expenses (after anticipated waivers)" disclosed on footnote 1 above, are higher than the net management fee and aggregate annual operating expense caps disclosed in this footnote 2 because such caps/waivers would not have been effective until January 1, 2006, and February 23, 2006, and was not in effect for the entire fiscal year ended August 31, 2006.

3   Includes a shareholder services/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a record keeping fee which is used to compensate intermediaries for recordkeeping services. Please see "Payments to Financial Intermediaries" herein.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Funds' Class C Shares with the cost of investing in other mutual funds.
 The Example assumes that you invest $10,000 in each respective Fund's Class C Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that each Fund's Class C Shares operating expenses are BEFORE WAIVERS as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


SHARE CLASS                                                                             1 YEAR     3 YEARS     5 YEARS     10 YEARS
FEDERATED MUNICIPAL HIGH YIELD ADVANTAGE FUND, INC.  - CLASS C SHARES
Expenses assuming redemption                                                            $383        $667       $1,075       $2,216
Expenses assuming no redemption                                                         $283        $667       $1,075       $2,216
FEDERATED MUNICIPAL HIGH YIELD ADVANTAGE FUND   - CLASS C SHARES
Expenses assuming redemption                                                            $383        $667       $1,075       $2,216
Expenses assuming no redemption                                                         $283        $667       $1,075       $2,216
FEDERATED MUNICIPAL HIGH YIELD ADVANTAGE FUND   - PRO FORMA COMBINED CLASS C SHARES
Expenses assuming redemption                                                            $382        $662       $1,067       $2,200
Expenses assuming no redemption                                                         $282        $662       $1,067       $2,200

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold the Class F Shares of Federated Municipal High Yield Advantage Fund, Inc., Federated Municipal High Yield Advantage Fund and Federated Municipal High Yield Advantage Fund - Pro Forma Combined.

SHAREHOLDER FEES                                                                                    FEDERATED MUNICIPAL HIGH YIELD
                                                                     FEDERATED       FEDERATED      ADVANTAGE FUND - PRO FORMA
                                                                     MUNICIPAL       MUNICIPAL      COMBINED CLASS F SHARS
                                                                     HIGH YIELD      HIGH YIELD
                                                                     ADVANTAGE       ADVANTAGE
                                                                     FUND, INC.      FUND -
                                                                     - CLASS F       CLASS F
                                                                     SHARES          SHARES
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a               1.00%           1.00%          1.00%
percentage of offering price)
Maximum Deferred Sales Charge (Load) (as a percentage of
original purchase price or redemption proceeds, as applicable)       1.00%           1.00%          1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and
other Distributions) (as a percentage of offering price)             None            None           None
Redemption Fee (as a percentage of amount redeemed, if               None            None           None
applicable)
Exchange Fee                                                         None            None           None

ANNUAL FUND OPERATING EXPENSES (Before Waivers)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee2                                                      0.6000%         0.6000%        0.6000%
Distribution (12b-1) Fee                                             0.2500%3        0.2500%3       0.2500%4
Other Expenses5                                                      0.4705%         0.4705%        0.4571%
Total Annual Fund Operating Expenses                                 1.3205%         1.3205%        1.3071%

1    For Federated Municipal High Yield Advantage Fund, Inc. and Federated Municipal High Yield Advantage Fund, the percentages shown are based on expenses for the entire fiscal year ended August 31, 2006.  For the Pro Forma Combined, the anticipated expenses for the entire fiscal year ending August 31, 2007.  However, the rate at which expenses are accrued during the fiscal year may not be constant, and at any particular point, may be greater or less than the stated average percentage. Although not obligated to do so (except as discussed in note 2 with respect to management fees), the Adviser and distributor expect to waive certain amounts.
For Federated Municipal High Yield Advantage Fund, Inc. and the Federated Municipal High Yield Advantage Fund, these are shown below along with the net expenses the Fund paid for the fiscal year ended August 31, 2006.  For the Pro Forma Combined, these are shown below along with the net expenses the Fund expects to pay for the fiscal year ending August 31, 2007.

       Total Waivers of Fund Expenses                                0.4221%         0.4221%        0.5267%
  Total Actual Annual Fund Operating Expenses (after anticipated     0.8984%         0.8984%        0.7804%
  waivers)

2 Pursuant to a settlement with the New York Attorney General, the management fees will be waived by the Adviser in compliance with an Assurance of Discontinuance dated November 17, 2005.  The net management fee was reduced to 0.3233% effective January 1, 2006 and may not be increased until after December 31, 2010.  As a separate matter, beginning February 23, 2006, although not obligated to do so, the Adviser will waive the amount, if any, by which the Fund's aggregate annual operating expenses for Class F Shares exceed 0.7949%. For Federated Municipal High Yield Advantage Fund, Inc. and Federated Municipal High Yield Advantage Fund, the net
management fee paid by the Fund (after the waiver) was 0.4279% for the fiscal year ended August 31, 2006.  For the Pro Forma
Combined, the net management fee paid by the Fund (after the anticipated waiver) is expected to be 0.3233% for the fiscal year ending August 31, 2007.

For Federated Municipal High Yield Advantage Fund, Inc. and Federated Municipal High Yield Advantage Fund, the "net management fee"
disclosed in this footnote 2, and the "Total Actual Annual Fund Operating Expenses (after anticipated waivers)" disclosed on footnote 1 above, are higher than the net management fee and aggregate annual operating expense caps disclosed in this footnote 2 because such caps/waivers would not have been effective until January 1, 2006, and February 23, 2006, and was not in effect for the entire fiscal year ended August 31, 2006.

3   Federated Municipal High Yield Advantage Fund, Inc. and Federated Municipal High Yield Advantage
Fund did not pay or accrue the distribution (12b-1) fee for Class F Shares during the fiscal year ended
August 31, 2006.   Each Fund has no present intention of paying or accruing the distribution (12b-1)
fee for Class F Shares during the fiscal year ending August 31, 2007.

4   The Pro Forma Combined has no present intention of paying or accruing the distribution (12b-1) fee for Class F Shares during the fiscal year ending August 31, 2007.

5   Includes a shareholder services/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a record keeping fee which is used to compensate intermediaries for recordkeeping services. Please see "Payments to Financial Intermediaries" herein.


EXAMPLE
This Example is intended to help you compare the cost of investing in the Funds' Class F Shares with the cost of investing in other mutual funds.
 The Example assumes that you invest $10,000 in each respective Fund's Class F Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that each Fund's Class F Shares operating expenses are BEFORE WAIVERS as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

SHARE CLASS                                                                             1 YEAR     3 YEARS     5 YEARS     10 YEARS
FEDERATED MUNICIPAL HIGH YIELD ADVANTAGE FUND, INC.  - CLASS F SHARES
Expenses assuming redemption                                                            $333        $625       $816         $1,675
Expenses assuming no redemption                                                         $233        $525       $816         $1,675
FEDERATED MUNICIPAL HIGH YIELD ADVANTAGE FUND   - CLASS F SHARES
Expenses assuming redemption                                                            $333        $625       $816         $1,675
Expenses assuming no redemption                                                         $233        $525       $816         $1,675
FEDERATED MUNICIPAL HIGH YIELD ADVANTAGE FUND   - PRO FORMA COMBINED CLASS F SHARES
Expenses assuming redemption                                                            $332        $621       $809         $1,660
Expenses assuming no redemption                                                         $232        $521       $809         $1,660


       As indicated in footnote #2 in each of the above fee tables, like the Fund, the Adviser will waive management fees on the Reorganized Fund in compliance with the Assurance of Discontinuance dated November 17, 2005. The Assurance of Discontinuance is a settlement agreement executed between the Attorney General of the State of New York, the Adviser and the Adviser's affiliates, Federated Securities Corp. and Federated Shareholder Services Corp., pursuant to which the Adviser and its affiliates made certain agreements with the New York Attorney General in order to resolve an investigation of the Adviser and its affiliates commenced by the New York Attorney General in August of 2003. (See "Legal Proceedings" below). The net management fee on the Reorganized Fund will be reduced to 0.3233% and will not be able to be increased until after December 31, 2010. Also, like the Fund, as a separate matter, although not obligated to do so, the Adviser will waive the amount, if any, by which the Reorganized Fund's aggregate annual operating expenses for Class A Shares, Class B Shares, Class C Shares and Class F Shares exceed 0.7949%, 1.5449%, 1.5449% and 0.7949%, respectively. The Adviser also has no present intention of paying or accruing the distribution (12b-1) fee for Class A Shares and Class F Shares during the Reorganized Fund's fiscal year ending August 31, 2006.



 Comparison of Massachusetts and Maryland Law

      The table below compares certain important aspects of Maryland corporate law and Massachusetts trust law. The Reorganized Fund is a series of a business trust organized under the laws of the Commonwealth of Massachusetts. and will operate under Massachusetts law. The Fund is organized as a Maryland corporation. For purposes of the Reorganization, it is important to note the differences between Massachusetts trust law and Maryland corporate law.

   CATEGORY        MARYLAND                                           MASSACHUSETTS TRUST LAW
                 CORPORATE LAW
Liability of     Under Maryland  Under Massachusetts  law,  shareholders of a fund operating as a Massachusetts business trust could
Shareholders     corporate  law  under certain circumstances  be held personally liable for the obligations of the trust.  Typically
                 no    personal  this liability can be waived by  the  declaration of trust.  If the declaration of trust includes a
                 liability       provision declaring shareholders will not  be  subject to any personal liability in connection with passes through  the assets of the trust or the acts, obligations or affairs of the trust, then the liability of the
                 to              shareholders will be waived.  However, the waiver  of  liability  must  be  accomplished through an
                 shareholders    affirmative provision within the fund's organizational documents.
                 of  the  fund.
                 Under Maryland  The Declaration of Trust for the Fund provides that the Trustees, officers, employees  or agents of corporate law,  the Trust shall have no power to bind any shareholder of any series or class personally  or to call
                 there       is  upon any shareholder for the payment of any sum of money or assessment whatsoever, other than  such
                 generally   no  as  the shareholder may at any time agree to pay by way of subscription to any shares or otherwise.
                 shareholder     The Declaration  of  Trust  for  the  Reorganized  Fund also provides that no shareholder or former liability  for  shareholder of any series or class shall be liable solely  by  reason of his being or having been a
                 acts        or  shareholder for any debt, claim, action, demand, suit, proceeding,  judgment,  decree, liability or obligations of  obligation of any kind, against, or with respect to the Trust or any series or class arising out of
                 the             any action taken or omitted for or on behalf of the Trust or such series or class, and the Trust or
                 corporation.    such  series  or  class  shall  be  solely liable therefore and resort shall be had solely  to  the property of the relevant series or class of the Trust for the payment or performance thereof.
Liquidation or   Maryland   law  The trustees of a Massachusetts business  trust  may resolve to liquidate or dissolve a fund or new
Dissolution      requires        fund, or any class thereof, without prior shareholder  approval  and without first redeeming all of
                 shareholder     the  shares  of  the respective fund.  Although Massachusetts law allows  the  trust  to  liquidate
                 approval    to  without shareholder  approval,  the declaration of trust can amend this allowance.  The declaration
                 dissolve     a  of trust for the Federated Municipal  Securities  Income Trust provides that the Trust may sell all
                 fund.       To  of its assets upon approval by a majority of the shareholders.
                 circumvent the
                 shareholder
                 approval
                 requirement,
                 the  Directors
                 can      first
                 redeem all  of
                 the
                 outstanding
                 shares  of the
                 fund.      The
                 Directors  can
                 redeem     the
                 shares without
                 shareholder
                 approval,  and
                 once       the
                 shares    have
                 been redeemed,
                 the  Directors
                 can  liquidate
                 the series  or
                 class  without
                 shareholder
                 approval.
                 Also,  in  the
                 event  that no
                 shares  of   a
                 class       or
                 series     are
                 outstanding, a
                 majority    of
                 the  Directors
                 may  vote   to
                 liquidate  any
                 class       or
                 series without
                 shareholder
                 approval.
Liability of     The     Fund's  The Declaration of Trust for the Reorganized Fund provides  that  Trustees  acting on behalf of the
Trustees and     Articles    of  trust  will  be  indemnified for their actions provided those actions were not the  result  of  (i)
Indemnification  Incorporation   willful misfeasance,  (ii)  bad  faith,  (iii)  gross  negligence or (iv) reckless disregard of the
                 provide   that  duties involved in the conduct of his office.
                 Directors       The Bylaws for the Reorganized Fund provide that indemnitee  was  not  liable for an act of willful
                 acting      on  misfeasance, bad faith, gross negligence, or reckless disregard of duties.
                 behalf   of  a
                 Maryland
                 corporation
                 will        be
                 indemnified
                 for      their
                 actions to the
                 extent
                 permitted   by
                 law,  provided
                 those  actions
                 were  not  the
                 result  of (i)
                 willful
                 misfeasance,
                 (ii)       bad
                 faith,   (iii)
                 gross
                 negligence  or
                 (iv)  reckless
                 disregard   of
                 the     duties
                 involved    in
                 the conduct of
                 the office.
Rights of        Under      the  Under  Massachusetts  law,  and  under  the Bylaws of the Trust, the trustees  of  a  Massachusetts
Inspection       General   Laws  business trust may from time to time determine  whether  and  to what extent, and at what times and of  the  State  places, and under what conditions and regulations the accounts and books of the trust maintained on
                 of   Maryland,  behalf of each series and class of shares of the trust or any of them may be open to the inspection
                 the    by-laws  of the shareholders of any series or class; and no shareholder  may  have  any right to inspect any
                 and        the  account  or  book  or  document  of the trust except that, to the extent such account  or  book  or
                 minutes   must  document relates to the series or  class  in which he is a shareholder or the trust generally, such
                 be   available  shareholder will have such right of inspection  as  conferred by laws or authorized by the trustees for inspection  or by resolution of the shareholders of the relevant series or class.
                 by
                 shareholders.
                 Maryland   law
                 provides  that
                 one   or  more
                 persons    who
                 together   are
                 shareholders
                 of at least 5%
                 of         the
                 outstanding
                 shares  of the
                 corporation
                 for  at  least
                 six months may
                 inspect    the
                 fund's   books
                 of account and
                 stock  ledger,
                 statement   of
                 the
                 corporation's
                 affairs,   and
                 present to any
                 officer     or
                 resident agent
                 a      written
                 request  for a
                 list   of  the
                 Maryland
                 fund's
                 shareholders.
Derivative and   Under Maryland  Massachusetts law applicable to business trusts is silent  on  this issue.  Massachusetts corporate
Class Actions    law,            law,  while  not  entirely  on  point  for Massachusetts business trusts,  can  provide  persuasive
                 shareholders    authority  for  matters  concerning  derivative   actions   by  a  Massachusetts  business  trust's
                 may  not bring  shareholders.  Under Massachusetts corporate law any shareholder, who was a shareholder at the time
                 derivative      that the act or omission occurred, may commence a derivative  proceeding  after  written demand has
                 actions unless  been made upon the corporation to take suitable action and at least 90 days have elapsed.   The 90-
                 they      have  day period can be avoided if it is shown that irreparable injury to the corporation will occur as a first  made  a  result of waiting for the expiration of such 90-day period.
                 demand    upon
                 the
                 corporation to
                 sue on its own
                 behalf,    and
                 that    demand
                 was
                 subsequently
                 refused.    If
                 the  Directors
                 improperly
                 refuse  demand
                 to   bring   a
                 derivative
                 suit   or   if
                 demand      is
                 excused,   the
                 shareholders
                 bring      the
                 derivative
                 suit must then
                 make demand on
                 the
                 corporation's
                 other
                 shareholders
                 before
                 commencing
                 suit.


Comparative Information on Shareholder Rights and Obligations

      As noted above, the Fund is organized as a Maryland corporation, while the Reorganized Fund is a series of a business trust organized under the laws of the Commonwealth of Massachusetts. The rights of shareholders of the Fund, as defined in its Charter, By-Laws and under the laws of the State of Maryland, and the rights of shareholders of the Reorganized Fund, as set forth in FMSIT's Charter, By-Laws, and under the laws of the Commonwealth of Massachusetts, relating to voting, distributions and redemptions, are substantively similar. The chart below describes certain differences between your rights as a shareholder of the Fund and your rights as a shareholder of the Reorganized Fund.


                                                       FUND                                                 REORGANIZED FUND
  CATEGORY
Preemptive     None                                                                                   None
Rights
Appraisal      None                                                                                   None
Rights
Conversion     None                                                                                   None
Rights (other
than the
automatic
conversion of
Class B into
Class A
shares as
provided in
prospectuses
of the Fund
and the
Reorganized
Fund)
Exchange       None                                                                                   None
Rights (other
than the
right to
exchange for
shares of
other mutual
funds as
provided in
the
prospectuses
of the Fund
and the
Reorganized
Fund)
Minimum        None                                                                                   Determined by the Trustees in
Account Size                                                                                          their sole discretion.
Annual         The Corporation is not required to hold an annual meeting of shareholders in any year  No annual meeting held.
Meetings       in which the election of directors is not required to be acted upon under the 1940     Shareholder meeting held
               Act.  The Board of Directors must meet annually to elect officers and conduct any      after the initial public
               other business.                                                                        offering as set by the
                                                                                                      Trustees.
Right to Call  May be called as requested in writing by Shareholders entitled to cast at least 10%    Special Meetings of the
Shareholder    of the shares entitled to be cast at the meeting.                                      shareholders may be called by
Meetings                                                                                              the Trustees or the Chief
                                                                                                      Executive Officer of the
                                                                                                      Trust and must be called by
                                                                                                      the Trustees upon the written
                                                                                                      request of shareholders
                                                                                                      owning at least one-tenth of
                                                                                                      the outstanding shares
                                                                                                      entitled to fifteen days'
                                                                                                      notice of any meeting.
Notice of      Not less than ten or more than ninety days before the date of every Special Meeting    Notice must be given by the
Meetings       of shareholders, the Secretary of the Corporation must give each shareholder written   Secretary of the Trust at
               notice of such meeting.                                                                least 15 days before the
                                                                                                      meeting.
Action by      Action taken at any meeting of shareholders may be taken without a meeting, if a       Any action required or
Unanimous      consent signed by all the shareholders entitled to vote on the subject matter          permitted to be taken at any
Written        thereof, and any other shareholders, entitled to notice of a meeting, but not          meeting of shareholders may
Consent of     entitled to vote, have waived in writing any rights which they may have to dissent     be taken without a meeting,
Shareholders   from such action, and such consent and waiver are filed with the records of the        if a consent in writing,
               Corporation.                                                                           setting forth such action, is
                                                                                                      signed by all the
                                                                                                      shareholders entitled to vote
                                                                                                      on the subject matter
                                                                                                      thereof, and such consent is
                                                                                                      filed with the records of the
                                                                                                      Trust.
Personal       The Corporation will indemnify its directors to the fullest extent that                The Trust will indemnify
liability of   indemnification of directors is permitted by the Maryland General Corporation Law.     Trustees against liabilities
Directors or   This does not protect such person against any liability to the Corporation to which    and expenses that are
Trustees       the person would otherwise be subject by reason of (i) willful misfeasance, (ii) bad   incurred by virtue of having
               faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in     been a Trustee.  However,
               the conduct of the office.                                                             Trustees and officers of the
                                                                                                      Trust will be liable for
                                                                                                      their willful misfeasance,
                                                                                                      bad faith, gross negligence
                                                                                                      or reckless disregard of the
                                                                                                      duties involved in the
                                                                                                      conduct of the office of
                                                                                                      Trustee or officer, as the
                                                                                                      case may be, and for nothing
                                                                                                      else.
Election of    Requires a majority shareholder vote under the Investment Company Act of 1940.         A plurality of the votes cast
Directors or                                                                                          is required to elect a
Trustees                                                                                              Trustee.  (All other matters
                                                                                                      must be decided by a majority
                                                                                                      of the votes cast entitled to
                                                                                                      vote thereon).
Removal of     At any meeting of shareholders duly called for the purpose, any Director may be        A Trustee may be removed at
Directors or   removed from office by the vote of a majority of all of the shares entitled to vote.   any special meeting of
Trustees by                                                                                           shareholders of the Trust by
Shareholders                                                                                          a vote of two-thirds of the
                                                                                                      outstanding shares.
Quorum for     Presence in person or by proxy of holders of (a) one-half of the shares of stock of    There must be present in
Shareholder    the Corporation on all matters requiring a majority shareholder vote or (b) one-third  person or by proxy, holders
Meeting        of shares of stock of the Corporation on all other matters permitted by law.           of more than fifty percent of
                                                                                                      the total number of
                                                                                                      outstanding Shares of all
                                                                                                      series or class entitled to
                                                                                                      vote.
Adjournment    Meetings may be adjourned from time to time without further notice other than by       In the absence of a quorum, a
of Meetings    announcement to be given at the meeting to a date not more than 120 days after the     majority of the Trustees
               record date and any business may be transacted at the meeting as originally called.    present may adjourn the
                                                                                                      meeting from time to time
                                                                                                      until a quorum is present.
                                                                                                      Notice of any adjourned
                                                                                                      meeting need not be given.
Quorum for     One-third of the entire Board of Directors but not less than two directors             A majority of the Trustees
Director or    constitutes a quorum.                                                                  constitutes a quorum for the
Trustee                                                                                               transaction of business.
Meeting
Number of      500,000,000 shares of the Class A Shares; 500,000,000 shares of the Class B Shares;    The number of shares for the
Authorized     500,000,000 shares of the Class C Shares; 500,000,000 shares of the Class F Shares.    newly created series of the
Shares; Par                                                                                           Trust will be unlimited.
Value          The Articles of Incorporation provide that par value will be $0.001 per share.
                                                                                                      The beneficial interest in
                                                                                                      the Trust shall at all times
                                                                                                      be divided into transferable
                                                                                                      Shares, without par value.

 ADDITIONAL INFORMATION REGARDING THE REORGANIZATION

      The Reorganization is subject to certain conditions, including: approval of the Reorganization Agreement and the transactions and exchange contemplated thereby as described in this Proxy Statement by the shareholders of the Fund; the receipt of a legal opinion described in the Reorganization Agreement regarding tax matters; the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Reorganization Agreement and other matters; and the parties' performance, in all material respects, of the agreements and undertakings in the Reorganization Agreement. The Fund is not aware that any federal or state regulatory requirement must be complied with or approval must be obtained in connection with the Reorganization. Assuming satisfaction of the conditions in the Reorganization Agreement, the Reorganization is expected to occur on or after October 19, 2006.

      The Reorganization may be terminated at any time prior to its consummation by either the Fund or FMSIT if circumstances should develop that, in the opinion of either the Board of Directors of the Fund or the Board of Trustees of FMSIT, make proceeding with the Reorganization Agreement inadvisable. The Reorganization Agreement provides further that at any time prior to the consummation of the Reorganization: (i) the parties thereto may amend or modify any of the provisions of the Reorganization Agreement provided that such amendment or modification would not have a material adverse effect on the benefits intended under the Reorganization Agreement and would be consistent with the best interests of the shareholders of the Fund and the Reorganized Fund; and (ii) either party may waive any of the conditions set forth in the Reorganization Agreement if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under the Reorganization Agreement to the shareholders of the Fund or the shareholders of the Reorganized Fund, as the case may be.

      Following the Reorganization, shareholders of the Fund will be shareholders of the Reorganized Fund. Upon the completion of the Reorganization, the Fund will be deregistered as an investment company under the 1940 Act and its existence terminated under state law. The stock transfer books of the Fund will be permanently closed after the Reorganization. FMSIT will not issue share certificates with respect to shares of the Reorganized Fund issued in connection with the Reorganization. Shareholders who currently hold certificates for their Fund shares are urged to surrender those certificates before the Reorganization takes place.



      In considering the Reorganization, the Board of Directors of the Fund and the Board of Trustees of FMSIT determined that the Reorganization is in the best interest of the Fund and the Reorganized Fund, and will not dilute the interests of the shareholders of the Fund and the Reorganized Fund. The Board also requested and evaluated certain other information necessary for it to make these determinations, including, without limitation, that (1) there would be no adverse tax consequences to either the Fund or the Reorganized Fund, or their respective shareholders; (2) the investment objectives and policies of the Fund and the Reorganized Fund are the same, except for the differences in investment limitations described above (See "Comparison of Investment Limitations" above), and (3) that the Fund and Reorganized Fund are to bear registration fees, on an as incurred basis, and the expenses of soliciting the Fund's shareholders. Regarding the last factor, the Board considered that the Reorganization is being proposed to benefit the shareholders of the Fund by reducing operating expenses and that, due to the differences in investment limitations between the Fund and the Reorganized Fund as described above (See "Comparison of Investment Limitations" above), after the Reorganization, the Trustees of the Reorganized Fund will have the ability to act more quickly to changes in competitive and regulatory conditions, which is expected to allow the Reorganized Fund to operate in a more efficient and economical manner. Finally, the Board considered that expenses to shareholders are not expected to increase as a result of the Reorganization and that shareholders of the Fund are expected to get the benefit of cost savings through an elimination of the Pennsylvania franchise tax (which was payable by the Fund as a Maryland corporation) and increased efficiency and business flexibility.



                           INFORMATION ABOUT THE FUND

PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING

      Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of the Fund is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. The favorable vote of: (a) the holders of 67% or more of the outstanding voting securities present at the Special Meeting, if the holders of 50% or more of the outstanding voting securities of the Fund are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less, is required to approve all of the proposals, except the election of Directors and the ratification of the selection of the Auditors. Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Fund. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given ON THE PROXY, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

      In order to hold the Special Meeting, a "quorum" of shareholders must be present. Holders of one-half of the total number of outstanding shares of the Fund, present in person or by proxy, are required to constitute a quorum for the purpose of voting on the proposals made.

      For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of some of the proposals.

      If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A shareholder vote may be taken on the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

SHARE OWNERSHIP OF THE FUND


Prior to the Reorganization, the Reorganized Fund will not engage in any operations and will not be publicly offered.



Officers and Directors of the Fund own less than 1% of the Fund's outstanding shares.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Fund:



CLASS A SHARES: Edward Jones and Co., Maryland Heights, MO owned approximately 9,095,413 Shares (39.48%).

CLASS  B   SHARES:    Citigroup   Global  Markets  Inc.,  New  York,  NY,  owned
approximately 631,700 Shares (5.95%); Pershing LLC, Jersey City, NJ, owned approximately 938,392 Shares (8.84%); Edward Jones and Co., Maryland Heights, MO owned approximately 1,538,197 Shares (14.49%).

CLASS C SHARES: Pershing LLC, Jersey City, NJ owned approximately 461,160 Shares (8.75%); Citigroup Global Markets Inc., New York, NY, owned approximately 468,672 Shares (8.89%); Edward Jones and Co., Maryland Height, MO owned approximately 517,064 Shares (9.81%); MLPF&S, Jacksonville, FL owned approximately 755,812 Shares (14.33%).

CLASS F SHARES:  MLPF&S, Jacksonville,  FL  owned approximately 3,068,874 Shares
(16.47%);   Edward  Jones  and  Co., Maryland Heights,  MO  owned  approximately
3,459,544 Shares (18.57%).



Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Edward Jones & Co. is organized in the state of Missouri and is a subsidiary of Jones Financial Companies LLLP; organized in the state of Missouri.



LEGAL PROCEEDINGS
Since October 2003, Federated and related entities (collectively, "Federated"), and various Federated funds ("Funds"), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company ("FIMC"), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds' board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators' findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the fund's directors are independent of Federated, (ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the fund's board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and (iv) the fund appoints a "senior officer" who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated's announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated's website at FederatedInvestors.com.

Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

      The Fund is not required, and does not intend, to hold regular meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Federated Municipal High Yield Advantage Fund, Inc., Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting. Any proposal submitted after this date will be deemed untimely and not considered.

      No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.

  SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE
                                 UNITED STATES.

                                             By Order of the Board of Directors,

                                                               John W. McGonigle
                                                                       Secretary
September 13, 2006

                                      APPENDIX I
                      AGREEMENT AND PLAN OF REORGANIZATION
      This AGREEMENT AND PLAN OF REORGANIZATION, dated as of October__, 2006 (the "Agreement") is made between Federated Municipal High Yield Advantage Fund, Inc. a Maryland corporation (the "Fund"), with its principal place of business at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237, and Federated Municipal Securities Income Trust, (the "Federated Trust"), with its principal place of business located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237, on behalf of its portfolio, Federated Municipal High Yield Advantage Fund (the "Successor Fund").
                                    RECITALS
      WHEREAS, the Board of Trustees of the Federated Trust and the Board of Directors of the Fund have determined that it is in the best interests of the Federated Trust and the Fund, respectively, that the assets of the Fund be acquired by the Successor Fund pursuant to this Agreement; and
      WHEREAS, the parties desire to enter into a plan of exchange which would constitute a "reorganization" within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code").
                                   AGREEMENT
      NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:
      1.    Plan of Exchange.
            (a) Subject to the terms and conditions set forth herein, the Fund shall assign, transfer and convey its assets, including all securities and cash held by the Fund (subject to the stated liabilities of the Fund which shall be assumed by the Successor Fund) to the Successor Fund, and the Successor Fund shall acquire all of the assets of the Fund (subject as aforesaid to the stated liabilities of the Fund) in exchange for full and fractional shares of beneficial interest of the Successor Fund (the "Successor Fund Shares"), to be issued by the Federated Trust, in an aggregate number equal to the number of shares of the Fund then outstanding, and having an aggregate net asset value equal to the net assets of the Fund. The value of the assets of the Fund and the net asset value per share of the Successor Fund Shares shall be computed as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the Exchange Date (as hereinafter defined) (such time and date being hereinafter called the "Valuation Time") in accordance with the procedures for determining the value of the Successor Fund's assets set forth in the Successor Fund's organizational documents and the then-current prospectus and statement of additional information for the Successor Fund that forms a part of the Successor Fund's Registration Statement on Form N-1A (the "Registration Statement"). Successor Fund will not issue certificates representing Successor Fund Shares in connection with the Reorganization. In lieu of delivering certificates for the Successor Fund Shares, the Federated Trust shall credit the Successor Fund Shares to the Fund's account on the share record books of the Federated Trust and shall deliver a confirmation thereof to the Fund. The Fund shall then deliver written instructions to the Federated Trust's transfer agent to establish accounts for the shareholders on the share record books relating to the Successor Fund.
            (b) When the Successor Fund Shares are distributed pursuant to paragraph 1(a), all outstanding shares of the Fund, including any represented by certificates, shall be canceled on the Fund's share transfer books. No redemption or repurchase of Successor Fund Shares credited to a shareholder's account in respect of shares of the Fund represented by unsurrendered share certificates shall be permitted until such certificates have been surrendered to the Federated Trust for cancellation or, if such certificates are lost or misplaced, lost certificate affidavits and/or such other documentation that is satisfactory to the Federated Trust or its transfer agent have been executed and delivered thereto.
            (c) Delivery of the assets of the Fund to be transferred shall be made on the Exchange Date (as hereinafter defined). Assets transferred shall be delivered to State Street Bank and Trust Company, the Federated Trust's
custodian (the "Custodian"), for the account of the Federated Trust and the Successor Fund with all securities not in bearer or book entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Federated Trust and the Successor Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Federated Trust and the Successor Fund.
            (d) The Fund will pay or cause to be paid to the Federated Trust any interest received on or after the Exchange Date with respect to assets transferred from the Fund to the Successor Fund hereunder and any distributions, rights or other assets received by the Fund after the Exchange Date as distributions on or with respect to the securities transferred from the Fund to the Successor Fund hereunder. All such assets shall be deemed included in assets transferred to the Successor Fund on the Exchange Date and shall not be separately valued.
            (e) The Exchange Date shall be October 20, 2006, or such earlier or later date as may be mutually agreed upon by the parties.
            (f) As soon as practicable after the Exchange Date, the Fund shall distribute all of the Successor Fund Shares received by it to the shareholders of the Fund in numbers equal to the number of shares that each such shareholder holds in the Fund, and shall take all other steps necessary to effect its dissolution and termination. After the Exchange Date, the Fund shall not conduct any business except in connection with its dissolution and termination.
      2. The Fund's Representations and Warranties. The Fund represents and warrants to and agrees with the Federated Trust on behalf of the Successor Fund as follows:
            (a) The Fund is a Maryland corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has power to own all of its properties and assets and, subject to the approval of its shareholders as contemplated hereby, to carry out this Agreement.
            (b) This Agreement has been duly authorized, executed and delivered by and is valid and binding on the Fund, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. The execution and delivery of this Agreement does not and will not, and the consummation of the transactions contemplated by this Agreement will not, violate the Fund's Articles of Incorporation or By-Laws or any agreement or arrangement to which it is a party or by which it is bound.
            (c) The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.
            (d) Except as shown on the audited financial statements of the Fund for its most recently completed fiscal period and as incurred in the ordinary course of the Fund's business since then, the Fund has no liabilities of a material amount, contingent or otherwise, and there are no legal, administrative or other proceedings pending or, to the Fund's knowledge, threatened against the Fund.
            (e) On the Exchange Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the Fund's assets and stated liabilities to be transferred by it hereunder.
            (f) For each taxable year of its operation (including the taxable year ending on the Exchange Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.
            (g) At the Exchange Date, all Federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all Federal and other taxes shall have been paid so far as due or provision shall have been made for the payment thereof, and to the best of the Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.
      3. The Federated Trust's Representations and Warranties. The Federated Trust, on behalf of the Successor Fund, represents and warrants to and agrees with the Fund as follows:
            (a) The Federated Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; the Successor Fund is a duly organized portfolio of the Federated Trust; and the Federated Trust has the power to carry on its business as it is now being conducted and to carry out this Agreement.
            (b) This Agreement has been duly authorized, executed and delivered by the Federated Trust and is valid and binding on the Federated Trust, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. The execution and delivery of this Agreement does not and will not, and the consummation of the transactions contemplated by this Agreement will not, violate the Federated Trust's Declaration of Trust or By-Laws or any agreement or arrangement to which it is a party or by which it is bound.
            (c) The Federated Trust is registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.
            (d) The Successor Fund does not have any liabilities of a material amount, contingent or otherwise, and there are no legal, administrative or other proceedings pending or, to the Federated Trust's knowledge, threatened against the Successor Fund. Other than organizational activities, the Successor Fund has not engaged in any business activities.
            (e) At the Exchange Date, the Successor Fund Shares to be issued to the Fund will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable by the Federated Trust. No Federated Trust or Successor Fund shareholder will have any preemptive right of subscription or purchase in respect thereof.
      4. The Federated Trust's Conditions Precedent. The obligations of the Federated Trust hereunder shall be subject to the following conditions:
            (a) The Fund shall have furnished to the Federated Trust a statement of the Fund's assets, including a list of securities owned by the Fund with their respective tax costs and values determined as provided in Section 1 hereof, all as of the Exchange Date.
            (b) As of the Exchange Date, all representations and warranties of the Fund made in this Agreement shall be true and correct as if made at and as of such date, and the Fund shall have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.
            (c) A meeting of the shareholders of the Fund to approve this Agreement and the transactions and exchange contemplated hereby shall have been duly called and held on this Agreement and the transactions contemplated hereby shall have been approved by the vote required by applicable law.
      5. The Fund's Conditions Precedent. The obligations of the Fund hereunder shall be subject to the condition that as of the Exchange Date all representations and warranties of the Federated Trust and the Successor Fund made in this Agreement shall be true and correct as if made at and as of such date, and that the Federated Trust and the Successor Fund shall have complied with all of the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.
      6. The Federated Trust's and Fund's Conditions Precedent. The obligations of both the Federated Trust and the Fund hereunder shall be subject to the following conditions:
            (a) The Federated Trust's initial Registration Statement, filed on Form N-1A, relating to the Successor Fund under the Securities Act of 1933, as amended, and the 1940 Act shall have become effective, and any additional post-effective amendments to such Registration Statement as are determined by the Trustees of the Federated Trust to be necessary and appropriate shall have been filed with the Securities and Exchange Commission and shall have become effective.
            (b) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency which seeks to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.
            (c) Each party shall have received an opinion of Reed Smith LLP to the effect that the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368(a)(1)(F) of the Code.

            (D) THE FUND AND SUCCESSOR FUND SHALL RECEIVE AN OPINION OF REED SMITH LLP, COUNSEL TO THE SUCCESSOR FUND AND THE FUND, IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE FUND AND SUCCESSOR FUND, COVERING SUCH MATTERS AS MAY BE REASONABLY REQUESTED (UNLESS THE OFFICERS OF THE FUND AND SUCCESSOR FUND DETERMINE THAT SUCH OPINION IS NOT REQUIRED).

            Provided, however, that at any time prior to the Exchange Date, any of the foregoing conditions in this Section 6 may be waived by the parties if, in the judgment of the parties, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund.
      7. Expenses.
            The Successor Fund, the Fund, and the Federated Trust will bear the expenses associated with the transactions contemplated by this Agreement, including that the Successor Fund may incur registration fees, on an as incurred basis, as the parties mutually agree.
      8. Termination of Agreement. This Agreement and the transactions contemplated hereby may be terminated and abandoned by the mutual agreement of the Federated Trust and the Fund. In addition, either the Federated Trust or the Fund may at its option terminate this Agreement at or before the Exchange Date due to:
            (a) a material breach by the other of any material representation, warranty, or agreement contained herein to be performed at or before the Exchange Date, if not cured within 30 days;
            (b) a condition herein expressed to be a precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met;
            (c) a resolution of the Board of Trustees of the Federated Trust or the Board of Directors of the Fund at any time prior to the Exchange Date (and notwithstanding any vote of the shareholders of the Fund) if circumstances should develop that, in the opinion of either the Board of Trustees of the Federated Trust or the Board of Directors of the Fund, proceeding with this Agreement is no longer in the best interests of the Fund or the Successor Fund, respectively.
            If this Agreement is terminated and the exchange contemplated hereby is abandoned pursuant to the provisions of this Section 8, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Directors, officers or shareholders of the Fund or the Trustees, officers or shareholders of the Federated Trust, in respect of this Agreement.
      9. Waiver and Amendments. At any time prior to the Exchange Date, any of the conditions set forth in Section 4 may be waived by the Board of Trustees of the Federated Trust, and any of the conditions set forth in Section 5 may be waived by the Board of Directors of the Fund, if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or the shareholders of the Successor Fund, as the case may be. In addition, prior to the Exchange Date, any provision of this Agreement may be amended or modified by the Boards of the Fund and the Federated Trust if such amendment or modification would not have a material adverse effect upon the benefits intended under this Agreement and would be consistent with the best interests of the Fund and the Successor Fund.
      10. No Survival of Representations. None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.
      11. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to principles of conflict of laws.
      12.   Capacity of Trustees, Etc.
            (a) The names "Federated Municipal High Yield Advantage Fund" and "Board of Trustees of the Federated Municipal High Yield Advantage Fund" refer, respectively, to the trust created and the trustees, as trustees but not individually or personally, acting from time to time under the Federated Trust's Declaration of Trust, which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Federated Trust. The obligations of the Federated Trust entered into in the name or on behalf of the Successor Fund by any of the trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders or representatives of the Federated Trust personally, but bind only the Successor Fund's trust property, and all persons dealing with any portfolio of shares of the Federated Trust must look solely to the trust property belonging to such portfolio for the enforcement of any claims against the Federated Trust.
            (b) Both parties specifically acknowledge and agree that any liability of the Federated Trust under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Successor Fund and that no other portfolio of the Federated Trust shall be liable with respect thereto.
      13. Counterparts. This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.
      IN WITNESS WHEREOF, the Federated Trust and the Fund have caused this Agreement and Plan of Reorganization to be executed as of the date above first written.




                                           Federated Municipal High Yield
                                           Advantage Fund, Inc.,
                                           By:_______________________________
                                           Title:____________________________
                                           Federated Municipal Securities Income
                                           Trust,
                                           on behalf of its portfolio, Federated
                                           Municipal High Yield Advantage Fund
                                           By:_______________________________
                                           Title:____________________________

 IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund intends to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund resides so-called "householding", as permitted by applicable rules. The Fund's "householding" program covers their Prospectuses and Statements of Additional Information, and supplements to each, as well as Semi-Annual and Annual Shareholder Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the "householding" program. The Fund is also permitted to treat a shareholder as having given consent "implied consent" if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty 60 days before they begin "householding" and (iii) none of the shareholders in the household have notified the Fund or its agent of the desire to "opt out" of "householding." Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of "householding" at any time by contacting the Fund by mail at: Federated Investors Funds., 5800 Corporate Drive, Pittsburgh Pennsylvania 15237-7000: shareholders who purchased shares through a financial intermediary should contact their representative; other shareholders may call the Fund at 1-800-341-7400.

              FEDERATED MUNICIPAL HIGH YIELD ADVANTAGE FUND, INC.

INVESTMENT ADVISER
FEDERATED INVESTMENT MANAGEMENT COMPANY
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

DISTRIBUTOR
FEDERATED SECURITIES CORP.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

ADMINISTRATOR
FEDERATED ADMINISTRATIVE SERVICES
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779




















Cusip 313910200
Cusip 313910309
Cusip 313910408
Cusip 313910101
35035  (08/06)